Memphis-Shelby County Airport Authority
Memphis, Tennessee

NINETEENTH AMENDMENT
to the
COMPOSITE LEASE AGREEMENT

FOR

MEMPHIS INTERNATIONAL AIRPORT

BY AND BETWEEN

MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY
2491 Winchester Road, Suite 113
Memphis, Tennessee 38116-3586

AND

FEDERAL EXPRESS CORPORATION

EXECUTED AS OF:

____________________________

EFFECTIVE AS OF:

____________________________

MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY
NINETEENTH AMENDMENT TO THE COMPOSITE LEASE AGREEMENT

THIS NINETEENTH AMENDMENT (“Amendment”) is made and entered into as of _____________________, by and between the MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY (“Authority” or “MSCAA” or “Sponsor”), a body politic and corporate organized and existing under the laws of the State of Tennessee, and FEDERAL EXPRESS CORPORATION, a corporation organized in the State of Delaware and authorized to conduct business in the State of Tennessee (“Tenant” or “Contractor”). The Authority and Company may sometimes be referred to herein individually as “Party” or collectively as “Parties.”

WITNESSETH:

WHEREAS, Authority and Tenant executed a "Composite Lease Agreement", effective January 1, 2007, as subsequently amended by eighteen (18) amendments through January 6, 2025, all of which are collectively referred to herein as the "Composite Lease Agreement"; and,

WHEREAS, a schedule identifying each parcel of real property the Authority leases to Tenant is attached to the Composite Lease Agreement as “EXHIBIT A”, and the schedule states a portion of the Term (identified in the Composite Lease Agreement) during which the lease of each parcel will be in effect, and the rent that Tenant is subject to pay Authority for each parcel; and,

WHEREAS, Tenant is currently leasing and occupying a portion of the demised premises at 2560 Rental Road under a month-to-month lease agreement effective as of October 1, 2024 (“Month-To-Month Lease”); and,

WHEREAS, the parties desire to transition the premises at 2560 Rental Road from the Month-To-Month Lease to the Composite Lease Agreement to provide for long-term use and occupancy; and,

WHEREAS, the parties desire to amend the Composite Lease Agreement through this Nineteenth Amendment to add certain demised premises located at and adjacent to 2560 Rental Road, encompassing a total area of approximately 644,688 square feet, consisting more or less of 618,388 square feet of improved ground and 26,300 square feet of building space comprised of three (3) separate structures; and,

WHEREAS, pursuant to the Composite Lease Agreement, annual rent for the additional premises will be calculated at $0.3170 per square foot of improved ground and $2.4412 per square foot of building space, resulting in a total annual rent increase of $260,232.56 for the additional premises, effective on [MONTH DD, YYYY]; and,

NOW, THEREFORE, for and in consideration of the promises, covenants and agreements hereinafter contained to be kept and performed by the parties hereto and upon the provisions and conditions hereinafter set forth, Authority and Tenant do hereby covenant and agree as follows:

SECTION 1. Definitions. Except as otherwise provided herein, and unless the context shall clearly require otherwise, all words and terms used in this NINETEENTH Amendment that are defined in the Composite Lease
COMPOSITE AMENDMENT 19
FEDERAL EXPRESS CORPORATION June 30 , 2025

Agreement, the Special Facility Ground Lease Agreement and the Special Facility Lease Agreement shall have the respective meanings given to them in each agreement for all purposes of this NINETEENTH Amendment.

SECTION 2. Modification of Composite Lease and Applicable Rent. Effective as of [MONTH DD, YYYY], the parties amend the Composite Lease Agreement to reflect the addition of the demised premises as described in the attached property listing as shown on “EXHIBIT B”. At any time on or after [MONTH DD, YYYY], Tenant may take possession of the additional areas and use and improve them subject to the terms and conditions of the Composite Lease Agreement. As of the Effective Date, the parties substitute the table attached to this Amendment for the table included as part of “EXHIBIT A” to the Composite Lease Agreement. The substitution of that table will accomplish the following:

(a)Effective as of [MONTH DD, YYYY], Tenant’s annual rent will be increased by $260,232.56. This rent supersedes and replaces any rent obligation for the premises under the Month-To-Month Lease. The annual rent is calculated as follows:

DEMISED PREMISES	AREA	RATE	ANNUAL RENT
2560 Rental Road - Improved Ground	618,388 sq.ft.	$0.3170 psf.	$196,029.00
2560 Rental Road - Building 1	8,300 sq.ft.	$2.4412 psf.	$20,261.96
2560 Rental Road - Building 2	4,000 sq.ft.	$2.4412 psf.	$9,764.80
2560 Rental Road - Building 3	14,000 sq.ft.	$2.4412 psf.	$34,176.80
TOTAL DEMISED PREMISES	644,688 sq.ft.		$260,232.56

(b)The rent, as adjusted in accordance with the foregoing, will continue to be subject to adjustment in accordance with the terms of Section 2.03(a)(i) of the Composite Lease Agreement.

SECTION 3. Improvements by Tenant
(a)The parties acknowledge that Tenant is currently in possession of and has made improvements to the Demised Premises under the Month-To-Month Lease. All such existing improvements shall be deemed approved by Authority and shall continue to be governed by the terms of the Composite Lease Agreement from the effective date of this Amendment.

(b)Any future alterations or improvements by Tenant shall be subject to the terms and conditions of the Composite Lease Agreement and at no cost to Authority.

SECTION 4. Termination of Month-To-Month Lease. Upon the effective date of this Amendment, the Month-To-Month Lease for the demised premises at 2560 Rental Road shall automatically terminate, and all rights and obligations related to said premises shall be governed exclusively by the Composite Lease Agreement as amended hereby. Any prepaid rent under the Month-To-Month Lease shall be credited or transferred as appropriate.

SECTION 5. Remainder of Composite Lease in Effect. All other terms, provisions, conditions, covenants and agreements of the Composite Lease shall continue in full force and effect.

SECTION 6. Effective Dates of this NINETEENTH Amendment.
This NINETEENTH Amendment shall become effective as of [MONTH DD, YYYY].
COMPOSITE AMENDMENT 19
FEDERAL EXPRESS CORPORATION June 30 , 2025

The remainder of this page intentionally left blank.
Signature Page to follow.

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this NINETEENTH Amendment to the Composite Lease Agreement.

MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY

By:

Title: President and CEO

Date: ___________________________

Approved as to Content:

By:

Title: Vice President of Finance and Administration

Approved as to Form and Legality

By:

Title: General Counsel

Reviewed and Approved:

By:

Title: Director of Properties
FEDERAL EXPRESS By: Title: ________________ Date:___________________________

COMPOSITE AMENDMENT 19
FEDERAL EXPRESS CORPORATION June 30 , 2025

EXHIBIT A

EXHIBIT A: FEDERAL EXPRESS CORPORATION: COMPOSITE LEASE AGREEMENT(S)

CURRENT THROUGH AMENDMENT: 19

REVISION DATE AS OF: August 26, 2025

										JULY 1, 2023 - JUNE 30, 2028				JULY 1, 2028
PARCEL #	FEDEX LEASE	SUPPLEMENTAL / AMENDMENT	USE OR LOCATION	PARCEL ID	EFFECTIVE DATE	SQUARE FEET	EFFECTIVE DATE RATE	EFFECTIVE MONTHLY	EFFECTIVE ANNUAL	ESCALATION	CURRENT RATE	CURRENT MONTHLY	CURRENT ANNUAL	ESCALATION
1	07-0958	N/A	TAXIWAY N		2/1/2009 (1)	100,035.0	$0.1906	$ 1,588.89	$ 19,066.67	13.00%	$0.2586	$ 2,113.86	$ 25,366.08	CPI or 13%
2	07-0959	Supplement: 26 (Add Tract 1)	AMR FACILITIES/LANDLOCKED PARCELS	A-G	1/1/2007	1,082,446.0	Varies (3)	$ 28,533.40	$ 342,400.80	13.00%	$0.4207	$ 37,868.86	$ 455,338.95	CPI or 13%
		Amendment: 5	UNIMPROVED GROUND		11/1/2013	44,366.0	$0.2077	$ 767.92	$ 9,215.25	13.00%	$0.2586	$ 937.03	$ 11,244.40	CPI or 13%
3	07-0960	Supplement: 18,19,20,21,22,23,24,25	WEST RAMP: UNIMPROVED GROUND		1/1/2007	3,111,467.0	$0.1525	$ 39,543.85	$ 474,526.17	13.00%	$0.2586	$ 65,752.21	$ 789,026.55	CPI or 13%
			WEST RAMP: UNIMPROVED GROUND		1/1/2007	954,283.0	$0.1525	$ 11,609.01	$ 139,428.16	13.00%	$0.2586	$ 19,319.71	$ 231,836.57	CPI or 13%
		Amendment: 5	WEST RAMP: UNIMPROVED GROUND		11/1/2013	2,764.0	$0.2077	$ 47.69	$ 569.93	13.00%	$0.2586	$ 57.88	$ 695.80	CPI or 13%
4	07-0961	N/A	TAXIWAY C		1/1/2009 (2)	791,066.0	$0.2400	$ 14,621.96	$ 175,463.52	13.00%	$0.3192	$ 19,448.73	$ 233,384.76	CPI or 13%
5	07-0962	Supplement: 13,17	UNIMPROVED RAMP: BRACKLAND/SIERRA	33,37	1/1/2007	515,496.0	$0.1525	$ 6,551.10	$ 78,613.14	13.00%	$0.2586	$ 10,892.85	$ 130,715.35	CPI or 13%
6	07-0963	ASSR 92-0XXX	IRS / ACC		1/1/2007	2,248,286.0	$0.6672	$ 125,000.00	$ 1,500,000.00	13.00%	$0.9368	$ 175,468.23	$ 2,105,618.76	CPI or 13%
7	07-0964	SOUTHWIDE #80-0242	GRABBER ASSIGNMENT	23	1/1/2007	427,083.0	0.1029	$ 2,506.15	$ 30,073.80	13.00%	$0.0937	$ 3,333.57	$ 40,002.89	CPI or 13%
8	07-0965	SOUTHWIDE ASSMT/ #80-0223	EQUITABLE LIFE	24	1/1/2007	451,370.0	0.0644	$ 2,340.16	$ 28,081.92	13.00%	$0.0827	$ 3,111.29	$ 37,335.52	CPI or 13%
9	07-0966	Supplement: 15 (INTL. PARK)	FEDEX PARKING - TCHULAHOMA	21	1/1/2007	833,456.0	$0.2679	$ 18,585.28	$ 223,703.32	13.00%	$0.3558	$ 24,691.05	$ 296,292.65	CPI or 13%
10	07-0967	Supplement: 16 (INTL. PARK)	FEDEX CONSTRUCTION STORAGE AREA	22A	1/1/2007	140,417.0	$0.2679	$ 3,132.24	$ 37,586.92	13.00%	$0.3558	$ 4,160.76	$ 49,929.08	CPI or 13%
11	07-0968	Supplement: 13	UNIMPROVED GROUND / GSE STORAGE	36	1/1/2007	187,217.0	$0.1525	$ 2,379.22	$ 28,550.59	13.00%	$0.2586	$ 3,956.08	$ 47,472.99	CPI or 13%
12	07-0969	Supplement: 27	A-BRC GSE STORAGE		12/1/2007 (4)	187,404.0	$0.1525	$ 2,384.31	$ 28,611.75	13.00%	$0.2028	$ 3,171.29	$ 38,055.50	CPI or 13%
13	07-0970	Supplement: 23, Amendment: 1	A-BRC RAMP: Amend 1		1/1/2007	1,897,879.0	$0.1220	$ 19,295.10	$ 231,541.24	13.00%	$0.1623	$ 25,668.75	$ 307,995.03	CPI or 13%
		Supplement: 25, Amendment: 1	A-BRC GSE RAMP: Amend 1		1/1/2007	319,113.0	$0.1525	$ 4,055.39	$ 48,664.73	13.00%	$0.2586	$ 6,763.18	$ 80,918.12	CPI or 13%
14	07-0971	Supplement: 14	UNIMPROVED APRON / DEICE EQUIP STOR	34	1/1/2007	428,404.0	$0.1525	$ 5,447.00	$ 65,363.94	13.00%	$0.2586	$ 9,057.08	$ 108,685.03	CPI or 13%
15	07-0972	N/A	SPRANKLE ROAD		1/1/2007	200,889.0	$0.0000	$ -	$ -	N/A	$0.0000	$ -	$ -	N/A
16	07-0973	N/A	REPUBLIC ROAD		1/1/2007	113,176.0	$0.0000	$ -	$ -	N/A	$0.0000	$ -	$ -	N/A
17	07-0974	Supplement: 1	UNIMPROVED GROUND	1,2,3,4,6,9	1/1/2007	1,662,877.0	$0.1525	$ 21,132.40	$ 253,588.74	13.00%	$0.2586	$ 35,138.25	$ 421,659.05	CPI or 13%
		Supplement: 1	IMPROVED APRON	1,2,7,8	1/1/2007	1,908,280.0	$0.1906	$ 30,310.01	$ 363,720.07	13.00%	$0.3170	$ 50,420.29	$ 604,841.14	CPI or 13%
		Supplement: 1	INTL. PARK	5	1/1/2007	24,000.0	$0.2679	$ 534.60	$ 6,415.20	13.00%	$0.4444	$ 888.88	$ 10,666.50	CPI or 13%
		Supplement: 1	INTL. PARK: FUEL TANKS	8	1/1/2007	247,294.0	$0.2679	$ 5,527.58	$ 66,060.99	13.00%	$0.4444	$ 9,157.24	$ 109,886.85	CPI or 13%
		Supplement: 1,8	INTL. PARK: ARTC TRAINING BLDG.	12	1/1/2007	117,953.0	$0.2679	$ 2,626.56	$ 31,518.88	13.00%	$0.4444	$ 4,367.07	$ 52,404.85	CPI or 13%
		Supplement: 1,8	INTL. PARK: GAS STATION	11	1/1/2007	45,359.0	$0.2679	$ 1,010.37	$ 12,124.46	13.00%	$0.4444	$ 1,679.80	$ 20,158.88	CPI or 13%
		Supplement: 8	INTL. PARK: SOUTH RAMP, GATE, COURTYARD	9	1/1/2007	1,586,172.0	$0.2679	$ 35,331.98	$ 423,983.78	13.00%	$0.4444	$ 58,753.27	$ 704,962.84	CPI or 13%
		Supplement: 8	INTL. PARK: 18 RAMP, NORTH SECONDARY	10	1/1/2007	70,200.0	$0.2679	$ 1,563.71	$ 18,764.46	13.00%	$0.4444	$ 2,599.81	$ 31,198.93	CPI or 13%
		Supplement: 8	INTL. PARK: N INPUT, PRIMARY SORT, SMALL PKG SORT SYS., INTL. INPUT, HVY WEIGHT, EAST RAMP,	17	1/1/2007	4,333,469.0	$0.2679	$ 96,532.25	$ 1,158,387.05	13.00%	$0.4444	$ 160,500.81	$ 1,926,008.74	CPI or 13%
		Supplement: 8	INTL. PARK: TAXI LINE MAINTENANCE	14	1/1/2007	556,336.0	$0.2679	$ 12,392.34	$ 148,708.08	13.00%	$0.4444	$ 20,604.25	$ 247,250.99	CPI or 13%
		Supplement: 10	IMPROVED APRON	27A	1/1/2007	487,312.0	$0.1906	$ 7,743.32	$ 92,919.79	13.00%	$0.3170	$ 12,877.02	$ 154,524.24	CPI or 13%
		Supplement: 11	UNIMPROVED GROUND: NORTH RAMP	A,B West	1/1/2007	527,676.0	$0.1525	$ 6,705.88	$ 80,470.59	13.00%	$0.2586	$ 11,150.82	$ 133,809.88	CPI or 13%
		Supplement: 5	INTL. PARK	16	1/1/2007	796,312.0	$0.2679	$ 17,787.85	$ 213,854.20	13.00%	$0.4444	$ 29,492.01	$ 353,904.15	CPI or 13%
		Supplement: 23	GRABBER ASSIGNMENT / TRUCKING OP		1/1/2007	261,480.0	$0.1029	$ 2,242.02	$ 26,904.23	13.00%	$0.1711	$ 3,727.59	$ 44,731.10	CPI or 13%
		Supplement: 9	INTL. PARK: PARKING AREA	25	1/1/2007	18,983.0	$0.2679	$ 421.73	$ 5,060.79	13.00%	$0.4444	$ 701.20	$ 8,414.37	CPI or 13%
18	07-0975	Supplement: 8	INTL. PARK: DC-10 HANGAR LAND	15	1/1/2007	552,793.0	$0.2679	$ 12,312.06	$ 147,744.73	13.00%	$0.3558	$ 16,374.53	$ 196,494.61	CPI or 13%
18A	07-0976	N/A	INTL. PARK: DC-10 HANGAR BLDG.	15	8/1/2012 (6)	72,378.0	$1.2600	$ 7,599.69	$ 91,196.28	13.00%	$1.6723	$ 10,086.63	$ 121,039.79	CPI or 13%
19	07-0977	Supplement: 8	INTL. PARK: ENGINE SHOP	13,18	1/1/2007	418,056.0	$0.2679	$ 9,311.31	$ 111,735.68	13.00%	$0.3558	$ 12,383.86	$ 148,605.85	CPI or 13%
20	07-0978	Supplement: 27	WEST SIDE OF TANG		8/1/2008 (7)	108,051.0	$0.1525	$ 1,373.15	$ 16,477.78	13.00%	$0.2028	$ 1,826.58	$ 21,918.92	CPI or 13%
21	07-0979	Supplement: 7	DEMOCRAT VEHICLE PARKING	19	1/1/2007	1,812,388.0	$0.1525	$ 23,032.11	$ 276,385.36	13.00%	$0.2586	$ 38,297.06	$ 459,564.51	CPI or 13%
22	07-0980	Supplement: 9	DEMOCRAT VEHICLE PARKING	20	1/1/2007	491,127.0	$0.1525	$ 6,241.41	$ 74,896.87	13.00%	$0.2586	$ 10,378.00	$ 124,536.08	CPI or 13%
23	07-0981	N/A	TAXIWAY SIERRA		1/1/2009 (2)	248,711.0	$0.2400	$ 4,974.22	$ 59,690.64	13.00%	$0.3192	$ 6,616.23	$ 79,394.77	CPI or 13%
24	07-0982	N/A	SORT FACILITY		8/1/2009 (8)	292,000.0	$1.2600	$ 30,660.00	$ 367,920.00	13.00%	$1.6759	$ 40,780.81	$ 489,369.68	CPI or 13%
25	07-0983	Amendment: 4	DEMOCRAT PARKING AREA		12/15/2011	36,128.0	$0.1906	$ 573.83	$ 6,886.00	13.00%	$0.2586	$ 763.42	$ 9,161.05	CPI or 13%
26	07-0985	Amendment: 6	CORPORATE AVIATION HANGAR (BUILDING)		7/1/2014	35,070.0	$1.4238	$ 4,161.06	$ 49,932.87	13.00%	$1.7037	$ 4,970.16	$ 59,641.90	CPI or 13%
			CORPORATE AVIATION HANGAR (LAND)		7/1/2014	161,336.0	$0.0000	$ -	$ -	N/A	$0.0000	$ -	$ -	CPI or 13%
27	07-0984	Amendment: 6	HANGAR 11 (BUILDING)		7/1/2014	58,265.0	$1.4238	$ 6,913.14	$ 82,957.71	13.00%	$1.7037	$ 8,257.86	$ 99,088.37	CPI or 13%
			HANGAR 12 (BUILDING)		7/1/2014	117,828.0	$1.4238	$ 13,958.36	$ 167,020.28	13.00%	$1.7037	$ 16,624.70	$ 199,496.45	CPI or 13%
			HANGARS 11 AND 12 (LAND)		7/1/2014	1,290,083.0	$0.0000	$ -	$ -	N/A	$0.0000	$ -	$ -	CPI or 13%
28	07-0988	Amendment: 6	EAST GSE RAMP		7/1/2014 (10)	1,000,681.0	$0.1741	$ 14,518.21	$ 174,218.56	13.00%	$0.2079	$ 17,338.47	$ 208,061.59	CPI or 13%
29	07-0978	Amendment: 7	COLD CHAIN STORAGE PARKING		4/1/2016 (11)	29,174.0	$0.2077	$ 504.95	$ 6,059.44	13.00%	$0.2586	$ 616.48	$ 7,397.71	CPI or 13%
30	07-0987	Amendment: 8	3505 TCHULAHOMA BUILDING		4/1/2017 (12)	38,365.0	$2.8500	$ 9,126.94	$ 109,283.25	13.00%	$3.3107	$ 10,578.88	$ 126,947.79	CPI or 13%
			3505 TCHULAHOMA (IMP. GROUND)		4/1/2017 (12)	58,800.0	$0.2597	$ 1,272.75	$ 15,272.96	13.00%	$0.3170	$ 1,553.39	$ 18,640.71	CPI or 13%
			3505 TCHULAHOMA (UNIMP.)		4/1/2017 (12)	64,702.0	$0.2077	$ 1,119.88	$ 13,438.61	13.00%	$0.2586	$ 1,367.22	$ 16,406.62	CPI or 13%
31	07-0987	Amendment: 8	3318 WINCHESTER (BUILDING)		8/1/2017 (13)	113,481.0	$2.8500	$ 26,968.99	$ 323,363.85	13.00%	$3.3107	$ 31,302.70	$ 375,632.38	CPI or 13%
			3318 WINCHESTER (IMP. GROUND)		8/1/2017 (13)	196,782.0	$0.2597	$ 4,258.69	$ 51,104.29	13.00%	$0.3170	$ 5,197.75	$ 62,373.01	CPI or 13%
			3318 WINCHESTER (UNIMP. GROUND)		8/1/2017 (13)	164,498.0	$0.2077	$ 2,847.19	$ 34,166.23	13.00%	$0.2586	$ 3,476.01	$ 41,712.09	CPI or 13%
32	07-0989	Amendment: 9	2860 SOUTHWIND (UNIMP. GROUND) GSE RAMP		8/1/2017 (14)	72,172.0	$0.2077	$ 1,249.18	$ 14,990.12	13.00%	$0.2586	$ 1,525.07	$ 18,300.80	CPI or 13%
33	07-0990	Amendment: 10	GOLDEN TRIANGLE (RAMP AREA)		11/20/2020	698,965.0	$0.2077	$ 12,097.92	$ 145,175.03	13.00%	$0.2586	$ 14,769.83	$ 177,237.95	CPI or 13%
34	07-0974	Amendment: 11	HANGAR 6,7, BLDG. 2881, 2888		1/1/2019 (16)	(81,186.0)	$1.4650	$ (9,911.46)	$ (118,937.49)	13.00%	$1.6555	$ (11,199.89)	$ (134,399.38)	CPI or 13%
			HANGAR 6,7, BLDG. 2879,2887		1/1/2019 (16)	(79,186.0)	$0.9030	$ (5,958.75)	$ (71,504.96)	13.00%	$1.0204	$ (6,733.38)	$ (80,800.60)	CPI or 13%
35	07-0991	Amendment: 12	GLYCOL TANK STOR. (UNIMP. GROUND)		10/1/2019 (17)	18,276.0	$0.2268	$ 345.42	$ 4,145.00	13.00%	$0.2563	$ 390.32	$ 4,683.85	CPI or 13%
36	07-0992	Amendment: 13	AIRCRAFT PARKING (UNIMP. LAND)		8/1/2020 (18)	109,051.0	$0.2244	$ 2,039.25	$ 24,471.06	13.00%	$0.2586	$ 2,304.36	$ 27,652.28	CPI or 13%
37	07-0993	Amendment: 14	GSE / SNOW EQUIPMENT STORAGE		2/1/2022 (19)	141,344.0	$0.2244	$ 2,642.95	$ 31,715.35	13.00%	$0.2586	$ 2,986.53	$ 35,838.35	CPI or 13%
38	07-0994	Amendment: 15	WESTERN BOUNDARY PARCEL		8/1/2023 (20)	266,973.6	$0.2244	$ 4,936.31	$ 59,235.68	13.00%	$0.2586	$ 5,578.03	$ 66,936.37	CPI or 13%
39	07-0995	Amendment: 16	CENTRALIZED DEICE FACILITY		5/1/2023 (21)	85,710.0	FIXED (21)	$ 49,960.42	$ 599,525.04	FIXED	FIXED	$ 49,960.42	$ 599,525.04	FIXED
40	25-0188	Amendment: 17	2920 Rental Road - Building		9/1/2024	8,382.0	$2.4412	$ 1,701.11	$ 20,418.31	13.00%	$2.4412	$ 1,701.11	$ 20,418.31	CPI or 13%
			2920 Rental Road - Improved Ground		9/1/2024	189,070.0	$0.3170	$ 4,994.60	$ 59,935.19	13.00%	$0.3170	$ 4,994.60	$ 59,935.19	CPI or 13%
			2930 Rental Road (West) - Improved Ground		9/1/2024	725,579.0	$0.3170	$ 19,167.22	$ 230,006.64	13.00%	$0.3170	$ 19,167.22	$ 230,006.64	CPI or 13%
41	22-0572	Amendment: 18	2880 Rental Road - Building A		1/6/2025	3,416.0	$2.4412	$ 694.72	$ 8,336.70	13.00%	$2.4412	$ 694.72	$ 8,336.70	CPI or 13%
			2880 Rental Road - Building B		1/6/2025	5,182.0	$2.4412	$ 1,050.12	$ 12,601.47	13.00%	$2.4412	$ 1,050.12	$ 12,601.47	CPI or 13%
			2880 Rental Road - Building C		1/6/2025	2,404.0	$2.4412	$ 489.05	$ 5,868.66	13.00%	$2.4412	$ 489.05	$ 5,868.66	CPI or 13%
			2880 Rental Road - Improved Ground		1/6/2025	250,379.0	$0.3170	$ 6,614.18	$ 79,370.14	13.00%	$0.3170	$ 6,614.18	$ 79,370.14	CPI or 13%
42		Amendment: 19	2940 Rental Road - Building 1		TBD	8,300.0	$2.4412	$ 1,688.50	$ 20,261.96	13.00%	$2.4412	$ 1,688.50	$ 20,261.96	CPI or 13%
			2940 Rental Road - Building 2		TBD	4,000.0	$2.4412	$ 813.73	$ 9,764.80	13.00%	$2.4412	$ 813.73	$ 9,764.80	CPI or 13%
			2940 Rental Road - Building 3		TBD	14,000.0	$2.4412	$ 2,848.07	$ 34,176.80	13.00%	$2.4412	$ 2,848.07	$ 34,176.80	CPI or 13%
			2940 Rental Road - Improved Ground		TBD	618,388.0	$0.3170	$ 16,335.75	$ 196,029.00	13.00%	$0.3170	$ 16,335.75	$ 196,029.00	CPI or 13%
				TOTAL SQUARE FEET		34,999,332	[redacted]			TOTAL RENT		$ 1,150,947.82	$ 13,811,375.07	

838.39

Rate and Rate Escalation	7/1/2013	7/1/2018	7/1/2023
Improved Ground	$0.2387	$0.2805	$0.3170
Unimproved Ground	$0.2077	$0.2240	$0.2586

[Note 1] The Effective Date will be date on which the term of the Lease Agreement in effect between the Authority and Tenant with respect to the premises currently occupied by the "Tennessee Air National Guard" and dated __________, 200_, begins. January 1, 2009 is merely an estimate of when that lease term will commence. When the Effective Date occurs, the parties will calculate rent for Parcel 1 based upon a rental rate of $0.1906 per square foot of land area.

[Note 2] The Effective Date will be date on which the term of the Lease Agreement in effect between the Authority and Tenant with respect to the premises currently occupied by the "Tennessee Air National Guard" and dated __________, 200_, begins. January 1, 2009 is merely an estimate of when that lease term will commence. When the effective Date occurs, the parties will calculate rent for Parcels 4 and 23 based upon a rental rate of $0.2400 per square foot of land area.

[Note 3] As of the Effective Date, the monthly and annual rent amounts for Parcel 2 are $_________ and $_________, respectively. As of July 1, 2008, the parties will adjust those amounts to equal the product achieved by multiplying each of those amounts by 1.15.

[Note 4] The Effective Date is the earlier of the date of beneficial occupancy or December 1, 2007. When the Effective Date occurs, the parties will calculate the rent based upon a rental rate of $0.1525 per square foot of land area.

[Note 5] The rental rate that becomes effective July 1, 2008, reflects a 25-percent increase in the rental rate in effect prior to that date.

[Note 6] The Effective Date is subject to the operation and effect of Section 1.04(b) of the foregoing Lease Agreement. When the Effective Date occurs, the parties will calculate rent for Parcel based upon a rental rate of $1.33 per square foot of building footprint area.

[Note 7] The Effective Date is the earlier of the date of beneficial occupancy or March 1, 2008. When the Effective Date occurs, the parties will calculate the rent based upon a rental rate of $0.1525 per square foot of land area.

[Note 8] The Effective date is subject to the operation and effect of Section 1.06(b) of the foregoing Lease Agreement. When the Effective Date occurs, the parties will calculate rent for Parcel based upon a rental rate of $1.33 per square foot of building footprint area. That rent is inclusive of rent for the building space comprising Parcel 24 and the land underlying that space.

[Note 9] When the Effective Date for Parcel 24 occurs, the parties will reduce this area to 4,041,469 sq.ft. solely for the purpose of calculating the rent payable with respect to this portion of Parcel 17. The rent specified for the building space comprising Parcel 24 is inclusive of the rent for the land underlying that building space.

[Note 10] As of the effective date rent will be charged for 885,880 sq.ft. FedEx Golden Triangle. The 186,915 sq.ft. taxiway within the Golden Triangle will be omitted from rent. Rent will be charged for 698,965 sq.ft. (excluding taxiway) at the rate of $.2077 per sq.ft. Rate agreed upon by the parties and as defined in the 6th Amendment to the Composite Lease.

[Note 11] Parcel 29 adds the lot used for Cold Chain Storage Parking effective April 1, 2016.

[Note 12] Parcel 30 adds the office building and warehouse at 3505 Tchulahoma Road effective April 1, 2017. Rent will begin to accrue on the earlier of the Parcel 30 Substantial Completion Date or April 1, 2018.

[Note 13] Parcel 31 adds the maintenance facility at 3318 Winchester Road effective September 1, 2017. Rent will begin to accrue on the earlier of the Parcel 31 Substantial Completion Date or September 1, 2018.

[Note 14] Parcel 32 adds GSE equipment and storage location at 2860 Southwide Dr. near the parcels 31 & 32. Rent commencing sooner of date of beneficial occupancy or February 1, 2018.

[Note 15] Parcel 33 adds Golden Triangle Ramp area. Rent commencing on the date of beneficial occupancy (DBO). Total Original Parcel of 885,880 sq.ft. excludes rent for 186,915 sq.ft of Taxiway area contained therein.

[Note 16] Parcel 34 reduces Hangar 6 & 7 / Office Area effective 01/01/2019. Office Area 81,186 sq.ft. @ rate $1.465 = ($118,937.49) and Hangar 79,186 sq.ft. @ rate $0.903 = ($71,504.96).

[Note 17] Parcel 35 adds Glycol Tank Storage effective billing date 10/01/2019 18,276 sq.ft. @ rate $0.2268 = $4,145.00.

[Note 18] Parcel 36 adds unimproved land effective billing upon Substantial Completion (est. 5/2022) 109,051 sq.ft. @ rate $.2244 = $24,471.06. (per 8/11/20 email DBO is 9/1/2020)

[Note 19] Parcel 37 adds unimproved land effective 2/1/2022; 141,344 sq.ft. @ rate $0.2244 = $31,717.59

[Note 20] Parcel 38 Western Boundary Property adds unimproved land effective 5/18/2022; 266,973.6 sq.ft. @ rate $0.2244 = $59,235.68 annual. Rent to commence upon Substantial Completion. Estimated (05/2023)

[Note 21] Parcel 39 Consolidated Deicing Facility CDF: adds land and building effective May 1, 2023 (Anticipated 11/2022). Annual rent amount of $599,525.04 remains fixed for the Term and does not escalate.

[Note 22] Parcel 40 adds building 8,382 sq. ft. @ rate $2.4412 psf = $20,418.31 and improved land 189,070 sq. ft. @ rate $0.3170 psf = $59,935.19 at 2920 Rental Rd and improved land 725,579 sq. ft. @ rate $0.3170 psf = $230,006.64 at 2920 Rental Rd refered to as West collectively as demised premises effective September 1, 2024.

[Note 23] Parcel 41 adds improved ground 250,379 sq. ft. @ rate $0.3170 psf = $79,370.14 and buildings A (3,416 sq. ft.), B (5,182 sq. ft.), and C (2,404 sq. ft.) @ rate of $2.4412 psf each = $26,806.82 at 2880 Rental Rd collectively as demised premises with an effective date of January 6, 2025.

[Note 24] Parcel 42 adds improved ground 618,388 sq. ft. @ rate $0.3170 psf = $196,029.00 and Building 1 (8,300 sq. ft.), Building 2 (4,000 sq. ft.), and Building 3 (14,000 sq. ft.) @ rate of $2.4412 psf each = $64,203.56 at 2940 Rental Rd collectively as demised premises with an effective date of (TBD).

COMPOSITE AMENDMENT 19
FEDERAL EXPRESS CORPORATION June 30 , 2025

EXHIBIT B

2560 Rental Road
Total Property: 644,688 sq.ft.
Building Area: 26,300 sq.ft.
Improved Ground: 618,388 sq.ft.
Bldg 1 (8,300 SF)
Bldg 2 (4,000 SF)
Bldg 3 (14,000 SF)
2402 Democrat Rd Parking
Fleet Equipment
Naturally Green
JET Infrastructure
FedEx
Rental Rd
Rental Rd
Rental Rd
Democrat Rd
Democrat Rd
Democrat Rd
Democrat Rd
240
Google Earth
N

COMPOSITE AMENDMENT 19
FEDERAL EXPRESS CORPORATION June 30 , 2025